Exhibit 99.2
OPNEXT EXPANDS 40G LEADERSHIP July 9, 2008

Additional Information and Participant Legend Additional Information and Where to Find It In connection with the proposed Merger, the Company will file relevant materials with the Securities and Exchange Commission ("SEC"), including a proxy statement/registration statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement/registration statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting the Company at (732) 544-3400 or accessing the Company's investor relations website. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger. Participants in the Solicitation The Company and its executive officers and directors may be deemed to be participating in the solicitation of proxies from the security holders of the Company in connection with the proposed Merger. Information about the executive officers and directors of the Company and the number of shares of the Company's common stock beneficially owned by such persons is set forth in the proxy statement for the Company's 2007 Annual Meeting of Stockholders, which was filed with the SEC on July 30, 2007. Security holders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the Merger by reading the proxy statement/registration statement regarding the Merger when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor Statement Statements herein may include forward looking statements, including those related to future growth in the markets we serve, acceptance of our products, and the general market and industry outlook. These statements involve risks and uncertainties that may cause actual results to differ materially from these statements. Among other things: Projected growth and the general outlook are based on estimates, assumptions and projections management believes to be reasonable at this time, but are often beyond management's control; and Because the market in which Opnext operates is volatile, actions taken may not achieve the desired impact in light of changing conditions. Other factors that could cause results to differ from expectations include: the impact of changing technologies and competition; the ability of Opnext to source critical parts and to react to changes in industry/market conditions; changes with respect to rights to intellectual property, the adoption of industry standards; and consolidations within the industry. These factors are not an all-encompassing list of risks and uncertainties. Additional information can be found in Opnext's SEC filings. Opnext disclaims any obligation to update these statements. Certain data included in this presentation includes non-GAAP financial measures. Reconciliations of the non- GAAP financial measures are included on page 19 of this presentation

Transaction Overview

opnext

Transaction	▪ Creates company with the 10G and 40G market leadership and scale to cost effectively innovate at 40G and 100G
Consideration	▪ $30mm cash and 26.55mm Opnext shares ▪ Total value of $172mm at Opnext share price of $5.35
Ownership / Governance	▪ StrataLight shareholders to own approx. 29% of Opnext shares post-transaction ▪ 2 independent board members to be nominated by StrataLight shareholder
Closing Conditions	▪ Approval by Opnext shareholders ▪ Hart-Scott-Rodino approval ▪ Effective registration statement covering Opnext shares issued in the merger ▪ Other customary conditions
Target Closing Date	▪ Oct/Nov 2008
Financial Impact	▪ Expected to be accretive, without synergies

Opnext, Inc. Confidential Information

3

Snapshot of Opnext and StrataLight Revenue $284mm $73mm $76mm $27mm Non-GAAP Gross Margin 34.4% 33.0% 26.3% 29.5% Non-GAAP Operating Earnings 4.8% 0.2% (0.4%) 4.4% Tangible Assets $427mm $83mm Employees 437 214 Market Focus Facilities Telecom / Datacom New Jersey, California, Japan Germany, China Telecom California, Paris, Ottawa, Tulsa FY Mar-08 4QMar-08 FY Dec-07 4Q Dec-07 (unaudited) (unaudited)

StrataLight Highlights Leader in 40G line side systems Customers include major OEMs Ciena, Cisco, Nokia Siemens, Nortel Established footprint in Tier 1 carriers Raised $103mm since founding in 2000 48% of 214 employees are in R&D and Engineering (as of 6/08) Headquartered in Los Gatos, CA Prec Mach Semi.. Data.. Photonics Medical CY 2005 3.806 2.5 0.75 1.5 0.75 1.6 CY 2006 15.034 CY 2007 76.295 1 Prec Mach Semi.. Data.. Photonics Medical Q4 06 5.022 0.75 1.6 Q1 07 10.037435 Q2 07 14.223 Q3 07 24.999 Q4 07 27.036 Last 5 Quarters Sales ($mm) (unaudited) Annual Sales ($mm)

Compelling Strategic Fit This combination creates a company with an extensive customer base, optical technology and capabilities that can define and build the optical sub-systems, modules, and devices needed in the future

Strong Strategic Rationale Combination positions company to lead in high-growth and strategic segments of the market Market leader in large and growing market for 40G/100G Extensive OEM and service provider customers Complementary 10G and 40G offerings Deepest technology value-chain ownership for 40G (client and line) Unparalleled R&D capabilities to drive 40G innovation Acceleration of the 100G program Expanded R&D scale and strategic relevance with largest customers Increased revenue diversification Important operational benefits Procurement and manufacturing cost savings Leverage optical subsystem and device technologies to cross-sell within existing customer base Build on integration / module expertise to lead 40G module development Expected to be accretive to earnings, without synergies

Demand for Bandwidth Continues to Grow Exponentially



ExaBytes/month
30
20
10
-
Mobility
Business Internet Traffic
Business IP WAN Traffic
Consumer Internet
Consumer Non-Internet IP Video Traffic
5%
13%
6%
43%
33%
2006
2007
2008
2009
2010
2011



Video Conferencing
Storage
YouTube
IP-TV
Online Gaming
HD Video
Multimedia

- IP Traffic expected to double every two years
- Consumer IP traffic is growing at a 52% CAGR (2006-2011)
- One third of all Internet Traffic in 2011 expected to be non-Internet traditional video services

Source: Cisco January 2008 White Paper
Exabyte = 10^18 bytes or 1 Billion Gigabytes

Opnext, Inc. Confidential Information

8

2006 2007 2008 2009 2010 2011 10G Telecom 401 447 555 640 708 770 10G Datacom 211 261 328 377 381 356 40G Module 14 57 109 204 309 438 40G Subsystem $- 147 312 390 479 667 40G Datacom $- $- $- 36 40 68 100G Client $- $- $- $- 93 188 100G Line Side 2006 2007 2008 2009 2010 2011 10G Telecom 401 447 555 640 708 770 10G Datacom 211 261 328 377 381 356 40G Telecom Module 14 57 109 204 309 438 40G Lineside $- 147 312 390 479 667 40G Datacom $- $- $- 36 40 68 100G Client $- $- $- $- 93 188 100G Line side $- $- $- $- 100 200 Positioned to Address a Large and Growing Market Source: Ovum-RHK and LightCounting 66% CAGR 5% CAGR 7% CAGR 31% CAGR $912 $2,687 $1,304 $1,647 $2,110 46% CAGR 167% CAGR StrataLight Shared Opnext Opnext Market addressed by: 10G, 40G, 100G Spending ($mm) 100% CAGR StrataLight

Combination Creates a 40G Market Leader

- Opnext is a market leader in 40G client side transponders



Client
~2km
Router / Aggregation
Optical Transport
Line Side ~1,500 km
STRATALIGHT
COMMUNICATIONS

- StrataLight has one of the largest 40G footprints in Tier 1 National Networks
- StrataLight is a market leader in 40G line side transponder interfaces and subsystems

Opnext, Inc. Confidential Information
10

Initial Success StrataLight Product Roadmap Today's Opportunities Future

Combination Offers One-Stop Shop for 40G Broadest range of 40G products System Vendors Service Providers Client Module Lineside Module Sub-system Muxponder Transponder Custom Linecard TODC Module PMDC Module

Creates the Best Positioned 10G and 40G Portfolio 40G (Client) 10G 300 pin 10G XFP 10G XENPAK 10G X2/XPAK 40G Subsystems 40G (Line) 10G SFP+ Note: Segments of the pie indicate announced products which offer different reach, modulation scheme, or support functionality

Combination Adds to Technology Value Chain Ownership for 40G Owning the right parts of the value chain can result in better performance and improved ability to innovate StrataLight technology adds another layer in the value chain StrataLight DPSK Line Side Module, FEC, TODC module, PMDC module, eMux, ICs, software Opnext owns the most important parts of the value chain through the module (packaging) level EA-DFB, APD, PIN-PD, DFB & Tunable technology

100G: Innovative Technology Leadership

opnext

- **Opnext/StrataLight In-house technology**
  - Mixed signal ASIC design, DSP, Optics and transponder sub-system integration
  - Next generation line modulation technology
  - Interoperating with existing 10G and 40G systems
  - High tolerance to Polarization Mode Dispersion (PMD) & Chromatic Dispersion (CD)
- **Dedicated 100G development team focused on client and line side**
  - Leveraging lessons learned from pioneering the 40G market
  - Working closely with OEMs and Carriers to ensure compatibility and standards
    - Opnext live demo of client side 100G transmitter at OFC 2008
    - Comcast / Cisco live test used StrataLight 100G DWDM optics
    - Additional OEM and Carrier trials planned throughout 2008 and 1H09

100G technology and market leadership

Opnext, Inc. Confidential Information 15

Increased Relevance with Customers and Reduced Customer Concentration StrataLight brings new strategic technologies Many Opnext customers are Global leaders Combination brings greater customer diversity Broad Customer Portfolio Customer Diversity CYQ407 Percentages of Total Revenue Cisco ALU Others NSN 0.3762 0.1988 0.4249 0.2915 0.1413 0.3664 0.2009 Cisco ALU Others NSN 0.3762 0.1988 0.4249 0.2915 0.1413 0.3664 0.2009 + Others Cisco ALU Others Cisco ALU NSN

Integration Overview Gilles Bouchard, Opnext COO, will lead the integration effort Opnext is organized with global sales and separate business units Shri Dodani, StrataLight CEO, will become President of the new Optical Subsystem Business Unit Integration areas to be addressed: 40G/100G R&D programs Procurement & Manufacturing Sales & Marketing IT Systems Core Administrative Functions

This Transaction Supports Opnext's Vision Be a leader in the most attractive high growth markets Be innovative and introduce leading edge technology to differentiate Be selective with vertical integration where it counts in margin and performance Be better than our competitors in serving our customers through quality, scale and breadth of product Be continually focused on growth and execution to improve profitability "Opnext seeks to be the global leader in high speed optics for both data communications and telecommunications delivering industry leading growth and profitability to our shareholders" How We Get There

Non-GAAP Financial Measures Use of Non-GAAP Financial Measures: Non-GAAP gross margin and operating earnings financial measures are provided as supplemental information, in addition to the GAAP presentation, in an effort to provide greater transparency and insight into management's analysis. Opnext and StrataLight record compensation expense related to their stock-based awards. Depending upon the size, timing and the terms of the awards, the related compensation expense may vary significantly. Both companies exclude these related costs for the purpose of assessing their internal operating performance. In addition, both companies experienced warranty charges in the quarter ended December 31, 2007 related to defective 40G Mux/DeMux integrated circuits purchased from an external supplier. Due to the infrequent nature of these warranty charges and the fact that the charges resulted from parts supplied by an external supplier, the companies do not consider such charges in their evaluation of internal operating performance.